INCOME FUND • GROWTH FUND	ANNUAL
May 31, 2000	REPORT

GRAPHIC OMITTED

It's been another good year for stock market investors. Amana Trust's assets are over $45 million, up 34% for the year. Our 4,729 active shareowner accounts are spread to 45 states and 29 foreign countries. Inside, please find the details of our fiscal year's operations and the year-end portfolios.

For the fiscal year ended May 31, Amana's Growth Fund total return was 47.1% - a great performance. The Income Fund, which involves less risk and is more affected by rising interest rates, appreciated 3.0%.

The strong markets of the last several years have pushed prices in some market sectors to rich levels by most historical standards. Our expectation is that near-term returns for the Growth Fund are unlikely to be as good, as earnings growth weakens. Income Fund's appreciation potential is now stronger, as interest rates get closer to a cyclical peak.

We continue to focus the Funds' investments in value-based businesses, which have become more attractive to investors recently.

Your board is proud to note Amana Income Fund's 14 years of successful operation. One of the lessons of the marketplace is that experience matters. Demonstrated capability to provide successful management and quality service in good times and bad is highly important in the volatile financial markets.

During the course of this year, transaction volume has increased with more investors taking advantage of our true "no-load" structure. Our free Automatic Investment Plan and free retirement plans are increasingly utilized. More shareowners are investing with Amana to save for Hajj, retirement, and education. As always, we appreciate your continued support. If you have any questions or suggestions, please call us at 1-800/SATURNA.

GRAPHIC OMITTED

Respectfully,
Nicholas Kaiser, President	M. Yaqub Mirza, Chairman
June 17, 2000

Average Annual Returns (as of 3/31/2000, per regulatory requirement)
	1 year	3 years	5 years	10 years
Amana Income Fund	102.46%	43.47%	31.92%	24.81*
Amana Growth Fund	12.95%	15.01%	15.80%	11.25%
				*since inception, 2/3/94

1

DISCUSSION OF FUND PERFORMANCE

Stocks continue their upward trend. The good returns for the four previous fiscal years continued for the year ended May 31, 2000. Amana Growth Fund's total return was 47.1%, and Amana Income Fund's total return was 3.0%. As one benchmark, the new Dow Jones Islamic Index (US component, consisting of 241 large-cap equities) showed a gain of 10.1% (dividends excluded) for the fiscal year.

As usual, market results varied by sector. The big technology companies did the best, as evidenced by the twelve-month (ending May 31, 2000) total return for the NASDAQ Composite (+58.3%). The more general S&P 500 Index appreciated +11.1% while the "old economy" Dow Jones Industrials were essentially unchanged (+0.8%). Since these unmanaged, expense-free indices are not directly comparable to an actively managed portfolio that has transaction and other costs (including advisory fees), it is useful to consider the performance of other mutual funds. Comparable Morningstar mutual fund investment objective averages are Growth funds (+21.4%) and Equity-Income funds (+0.3%).

When evaluating the performance of the Amana Funds, it is important to remember their specialized nature, as well as a number of factors applicable to mutual funds in general. Amana Income Fund's primary objective is current income, with preservation of capital being the secondary objective. In following these objectives, the Income Fund buys income-producing equity securities. Amana Growth Fund's primary objective is long-term capital growth. The Funds may also hold cash when market conditions appear uncertain. It is not the objective of either Fund to "beat" any specific market index.

All mutual funds have investment restrictions that affect investment performance. In addition to these other restrictions, Amana's Funds are restricted to buying only U.S.-traded equity securities of companies whose primary business operations are generally consistent with Islamic principles. This special restriction affects performance in a number of ways. The Funds, for example, do not earn interest on cash balances. Neither do the Funds invest in businesses that have substantial earnings from interest, such as banks.

COMPARISON TO MARKET INDICES

The following line graphs compare Fund performances to representative market indices. The index returns include reinvested dividends and don't allow for operating expenses such as those paid by all mutual funds. The first graph shows that $10,000 invested in Amana Income ten years ago (May 1990) would have grown to $27,554 at the end of May 2000. While not strictly comparable, the S&P 500 Composite Index is a traditional U.S. securities market benchmark. If $10,000 could have been invested in the S&P 500 at the end of May 1990, that would have grown to $47,719 over the same 10 years.

2

GRAPHIC OMITTED
This graph shows that $10,000 invested in Amana Growth at inception (Feb. 1994) would have grown to $30,633 at the end of May 2000. If $10,000 could have been invested in the Russell 2000 (an index of mid- and smaller-cap equities) at the beginning of February 1994, that would have grown to $19,465 over that same period.
GRAPHIC OMITTED

3

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities of the Amana Income Fund and the Amana Growth Fund, each a series of shares of the Amana Mutual Funds Trust, including the schedules of investments as of May 31, 2000, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended May 31, 1996 were audited by other auditors whose report dated June 20, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 23, 2000

4

I N C O M E			INVESTMENTS
GRAPHIC OMITTED
	Issue	Number of Shares	Cost	Market Value

	COMMON STOCKS (95.8%)

	Automotive (1.2%)
	Genuine Parts	11,000	$355,744	$264,000

	Building (1.2%)
	Plum Creek Timber	10,000	271,509	263,125

	Business Services (.9%)
	Dun & Bradstreet	6,500	112,923	199,875

	Chemicals (1.1%)
	RPM	25,390	182,267	247,553

	Machinery (2.6%)
	Manitowoc	17,250	95,638	563,859
	Medical (12%)
	American Home Products	15,200	193,026	818,900
	Bristol-Myers Squibb	18,560	206,069	1,021,960
	Glaxo Wellcome plc ADS	10,000	260,426	563,125
	IMS Health	13,000	148,605	214,500
	SUB-TOTAL		808,126	2,618,485

	Metals (3.4%)
	Phelps Dodge	4,200	147,435	188,475
	Rio Tinto plc ADS	9,000	521,085	552,937
	SUB-TOTAL		668,520	741,412

	Oil & Gas Production (19.3%)
	BP Amoco PLC ADS	25,662	1,002,926	1,395,371
	Enron	10,000	201,429	728,750
	Exxon Mobil	19,241	702,384	1,603,016
	Fletcher Challenge Energy ADR	20,000	493,562	530,000
	SUB-TOTAL		2,400,301	4,257,137
	Publishing (.7%)
	McGraw-Hill	3,000	172,917	154,313

	Real Estate (4%)
	Duke Weeks Realty	20,000	434,493	431,250
	Shurgard Storage Centers	20,000	526,956	458,750
	SUB-TOTAL		961,449	890,000

5

INVESTMENTS			I N C O M E
Issue	Number of Shares	Cost	Market Value
				GRAPHIC OMITTED
Steel (2.1%)
USX-U.S. Steel Group	20,000	$489,611	$451,250

Telecommunications (27.8%)
BCE	19,600	324,207	450,800
Cable & Wireless plc ADS	16,000	310,930	794,000
GTE	10,000	410,441	632,500
Nortel Networks	30,779	1,806,857	1,662,066
SBC Communications	20,480	375,305	894,720
Tele Danmark A/S ADS	10,000	261,452	351,875
Telefonica SA ADS*	21,877	189,073	1,331,762
SUB-TOTAL		3,678,265	6,117,723

Tools (1.5%)
Regal-Beloit	20,000	357,762	335,000

Transportation (2.8%)
Canadian Pacific Ltd.	26,000	611,349	627,250

Utilities (15.2%)
Duke Energy	5,000	296,509	291,250
Edison International	13,000	287,969	277,875
FPL Group	10,000	344,875	495,000
Idacorp	10,000	320,332	350,625
NiSource	24,000	469,159	433,500
PG & E Corporation	20,000	458,942	517,500
Piedmont Natural Gas	11,400	198,575	339,150
Puget Sound Energy	10,000	285,991	230,625
Sempra Energy	22,300	501,563	419,519
SUB-TOTAL		3,163,915	3,355,044

TOTAL INVESTMENTS (95.8%)		$14,330,296	21,086,026
Other Assets (net of liabilities) (4.2%)			918,255
TOTAL NET ASSETS (100%)			$22,004,281
*Non-income producing security

6

I N C O M E				FINANCIAL HIGHLIGHTS
Selected data per share of outstanding capital stock throughout each period.						GRAPHIC OMITTED
	For Year Ended May 31
	2000	1999	1998	1997	1996
Net asset value at beginning of year	$20.30	$19.76	$16.61	$13.93	$12.92
Income from investment operations
Net investment income	1.88	0.25	0.26	0.38	0.42
Net gains or losses on securities (both realized and unrealized)	(1.28)	1.02	3.58	2.86	1.76
Total from investment operations	(0.60)	1.27	3.84	3.24	2.18
Less distributions
Dividends (from net investment income)	(1.88)	(0.29)	(0.22)	(0.42)	(0.41)
Distributions (from capital gains)	(0.63)	(0.44)	(0.47)	(0.14)	(0.76)
Total distributions	(2.51)	(0.73)	(0.69)	(0.56)	(1.17)
Net asset value at end of year	$18.39	$20.30	$19.76	$16.61	$13.93
Total return	2.96%	6.56%	23.51%	23.62%	17.03%

Ratios / Supplemental Data
Net assets ($000), end of year	$22,004	$22,734	$19,886	$16,332	$12,464
Ratio of gross expenses to average net assets	1.55%	1.33%	1.36%	1.44%	1.57%
Ratio of net investment income to average net assets	9.25%	1.30%	1.43%	2.51%	3.06%
Portfolio turnover rate	1%	17%	8%	14%	24%

GRAPH OMITTED
(The accompanying notes are an integral part of these financial statements)

7

STATEMENT OF ASSETS AND LIABILITIES			I N C O M E
As of May 31, 2000				GRAPHIC OMITTED
Assets
Common stocks (cost $14,330,296)		$21,086,026
Cash		904,316
Dividends receivable		51,378
Insurance reserve premium		7,763
	Total Assets		$22,049,483
Liabilities
Payable to affiliate		32,165
Redemption payable		13,037
	Total liabilities		45,202
Net Assets			$22,004,281
Fund shares outstanding			1,196,346
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		$15,302,411
Accumulated net realized loss		(53,860)
Unrealized net appreciation on investments		6,755,730
	Net assets applicable to fund shares outstanding		$22,004,281

Net Asset Value, Offering and Redemption price per share			$18.39

(The accompanying notes are an integral part of these financial statements)

8

I N C O M E			STATEMENT OF OPERATIONS
Year Ended May 31, 2000				GRAPHIC OMITTED
Investment income
Dividends (net of foreign taxes of $15,982)		$2,408,935
Miscellaneous income		259
Gross investment income			$2,409,194

Expenses
Investment adviser and administration fees		212,866
Shareowner servicing		60,499
Professional fees		32,996
Filing and registration fees		12,500
Other expenses		14,500
Printing and postage		9,550
Custodian fees		2,481
Total gross expenses		345,392
	Less custodian fees waived	(2,481)
Net expenses			342,911
	Net investment income		2,066,283

Net realized gain on investments
Proceeds from sales		2,034,134
Less cost of securities sold
	(based on identified cost)	1,527,451
	Realized net gain		506,683

Unrealized gain on investments
End of period		6,755,730
Beginning of period		8,642,803
Decrease in unrealized gain for the period			(1,887,073)
	Net realized and unrealized loss on investments		(1,380,390)

Net increase in net assets resulting from operations			$685,893
(The accompanying notes are an integral part of these financial statements)

9

STATEMENT OF CHANGES IN NET ASSETS	I N C O M E
	Year ended	Year ended
INCREASE IN NET ASSETS	May 31, 2000	May 31, 1999
From Operations
Net investment income	$2,066,283	$277,914
Net realized gain on investments	506,683	696,066
Net increase (decrease) in unrealized appreciation	(1,877,073)	537,109
Net increase in net assets	685,893	1,511,089

Dividends to Shareowners From
Net investment income	(2,060,804)	(325,348)
Capital gains distributions	(685,002)	(484,450)
	(2,745,806)	(809,798)
From Fund Share Transactions
Proceeds from sales of shares	4,626,950	6,347,245
Value of shares issued in reinvestment of dividends	2,688,511	795,322
	7,315,461	7,142,567
Cost of shares redeemed	(5,985,001)	(4,996,336)
Net increase in net assets from share transactions	1,330,460	2,146,231
Total increase (decrease) in net assets	(729,453)	2,847,522

Net Assets
Beginning of year	22,733,734	19,886,212
End of year	$22,004,281	$22,733,734
Shares of the Fund Sold and Redeemed
Number of shares sold	249,786	325,475
Number of shares issued in reinvestment of dividends	141,869	40,174
	391,655	365,649
Number of shares redeemed	(315,247)	(252,381)
Net increase in number of shares outstanding	76,408	113,268
(The accompanying notes are an integral part of these financial statements)

10

G R O W T H			INVESTMENTS
GRAPHIC OMITTED
	Issue	Number of Shares	Cost	Market Value

	COMMON STOCKS (90.8%)

	Appliances (1.4%)
	Maytag	10,000	$357,822	$328.125
	Auto Parts (.7%)
	Genuine Parts	5,000	159,450	120,000
	Supreme Industries*	6,945	64,632	35,159
	SUB-TOTAL		224,082	155,159

	Building (1.3%)
	Building Materials Holding*	10,000	102,771	93,125
	Champion Enterprises*	20,000	235,068	113,750
	Huttig Building Products*	20,000	88,355	93,750
	SUB-TOTAL		426,194	300,625

	Business Services (3.7%)
	Convergys*	10,000	185,962	449,375
	Gartner Group Cl B*	10,000	119,331	110,000
	Hutchison Whampoa ADR	5,500	294,743	308,000
	SUB-TOTAL		600,036	867,375

	Computer Hardware (9.9%)
	Advanced Digital Information*	24,000	33,778	306,000
	Apple Computer*	2,000	200,775	168,000
	Compaq Computer	4,500	63,129	118,125
	Hewlett-Packard	3,000	233,143	360,375
	Intel	4,000	265,043	498,500
	International Business Machines	4,000	265,793	429,250
	Symbol Technologies	10,125	97,435	446,133
	SUB-TOTAL		1,159,096	2,326,383

	Computer Software (18.5%)
	America Online*	8,000	87,618	424,000
	Adobe Systems	8,400	167,688	945,525
	Business Objects ADS*	12,000	104,592	960,000
	Intuit*	15,000	305,029	543,750
	Microsoft*	5,000	219,370	312,812
	Oracle *	15,600	116,668	1,121,250
	SUB-TOTAL		1,000.965	4,307,337

	Electronics (12.3%)
	Cisco Systems*	18,000	194,369	1,026,000
	Qualcomm*	28,000	121,548	1,858,500
	SUB-TOTAL		315,917	2,884,500

11

INVESTMENTS			G R O W T H
Issue	Number of Shares	Cost	Market Value	GRAPHIC OMITTED
Food Production (.7%)
Potash Corp of Saskatchewan	2,700	$184,568	$156,262
Machinery (1.4%)
Crane	7,000	143,636	184,625
Manitowoc	4,500	104,324	147,094
SUB-TOTAL		247,960	331,719

Medical Services (1.1%)
IMS Health	4,000	118,696	66,000
Thermo Cardiosystems*	20,000	250,512	196,250
SUB-TOTAL		369,208	262,250
Metals (2.1%)
Alcoa	3,000	215,736	175,312
Rio Tinto plc ADS	5,000	280,819	307,188
SUB-TOTAL		496,555	482,500
Oil & Gas (5.9%)
BP Amoco plc ADS	7,544	298,395	410,205
Noble Drilling*	6,000	124,826	260,250
Repsol-YPF SA ADS	10,000	206,465	210,625
Williams Companies	12,000	358,981	498,750
SUB-TOTAL		988,667	1,379,830

Paper & Publishing (3.2%)
Fletcher Challenge Paper ADR	25,000	171,985	273,438
IDG Books Worldwide*	10,000	127,471	90,000
McGraw-Hill	4,000	89,379	205,750
Wiley (John) & Sons, Cl A	10,000	150,265	178,125
SUB-TOTAL		539,100	747,313

Pharmaceuticals (13.1%)
Affymetrix*	3,000	104,150	356,250
American Home Products	5,360	248,080	288,770
Bone Care International*	10,000	116,370	196,875
Cryolife*	7,500	145,226	128,906
Genentech*	4,000	263,192	429,500
Glaxo Wellcome plc ADS	2,500	55,379	140,781
Immunex Corp*	24,000	172,289	621,000
Johnson & Johnson	4,000	249,078	358,000
Ligand Pharmaceuticals*	6,000	90,709	64,125
Lilly (Eli)	2,000	127,124	152,250
Novo-Nordisk A/S ADS	4,000	243,206	328,750
SUB-TOTAL		1,814,803	3,065,207

12

G R O W T H			INVESTMENTS
GRAPHIC OMITTED
	Issue	Number of Shares	Cost	Market Value

	Photographic Supplies (.9%)
	Fuji Photo Film ADR	6,000	$205,568	$216,000

	Real Estate (1.1%)
	Intrawest	14,000	236,476	256,375

	Retail (3.3%)
	Gap	11,812	111,606	414,158
	Whole Foods Market*	10,000	323,084	347,500
	SUB-TOTAL		434,690	761,658

	Steel (1%)
	AK Steel Holding	25,000	333,788	242,188
	Tools (.4%)
	Regal-Beloit	6,000	107,448	100,500

	Telecommunications (3.6%)
	Leap Wireless International*	5,000	26,449	220,000
	SBC Communications	10,000	478,342	436,875
	Telefonica S.A. ADS*	3,182	41,081	193,704
	SUB-TOTAL		545,872	850,579

	Transportation (4.5%)
	Airborne Freight	10,000	285,707	201,875
	Alaska Air Group*	10,000	322,470	311,250
	Lan Chile ADS	20,000	200,510	158,750
	Southwest Airlines	16,875	132,585	323,789
	Trinity Industries	3,000	117,089	66,188
	SUB-TOTAL		1,058,361	1,061,852

	Utilities (.7%)
	Avista	7,000	226,676	156,625
	TOTAL INVESTMENTS (90.8%)		$11,873,852	21,240,362
	Other Assets (net of liabilities) (9.2%)			2,152,646
	TOTAL ASSETS (100%)			$23,393,008

	*Non-Income producing security

13

FINANCIAL HIGHLIGHTS				G R O W T H
Selected data per share of outstanding capital stock throughout each year.
			Year Ended May 31
	2000	1999	1998	1997	1996
Net asset value at beginning of year	$9.95	$7.78	$7.07	$6.86	$5.04
Income from investment operations
Net investment income	(0.10)	(0.06)	(0.03)	(0.02)	(0.05)
Net gains or losses on securities (both realized and unrealized)	4.82	2.23	0.90	0.32	1.95
Total from investment operations	4.72	2.17	0.87	0.30	1.90
Less distributions
Dividends (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	(0.22)	0.00	(0.16)	(0.09)	(0.08)
Total distributions	(0.22)	0.00	(0.16)	(0.09)	(0.08)
Net asset value at end of year	$14.45	$9.95	$7.78	$7.07	$6.86
Total return	47.09%	27.89%	12.39%	4.46%	37.20%

Ratios / Supplemental Data
Net assets ($000), end of year	$23,393	$11,721	$10,080	$5,924	$4,151
Ratio of gross espenses to average. net assets	1.45%	1.53%	1.54%	1.69%	1.94%
Ratio of net investment income to average net assets	-0.74%	-0.74%	-0.40%	-0.60%	-0.79%
Portfolio turnover rate	14%	20%	25%	25%	22%

GRAPH OMITTED
(The accompanying notes are an integral part of these financial statements)
14

G R O W T H			STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000				GRAPHIC OMITTED
Assets
Common stocks (cost $11,873,852)		$21,240,362
Cash		2,166,164
Dividends receivable		17,221
	Total Assets		$23,423,747
Liabilities
Payable to affiliate		30,130
	Total liabilities		30,130
Net Assets			$23,393,617
Fund shares outstanding			1,619,494
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		$14,082,050
Accumulated net realized gains		(54,943)
Unrealized net appreciation on investments		9,366,510
Net assets applicable to fund shares outstanding			$23,393,617

Net Asset Value, Offering and Redemption price per share			$14.45

(The accompanying notes are an integral part of these financial statements)

15

STATEMENT OF OPERATIONS		G R O W T H
Year ended May 31, 2000

Investment income
Dividends (net of foreign taxes of $4,735)		$127,759
Miscellaneous income		4,158
	Gross investment income		$131,917

Expenses
Investment adviser and administration fees		180,776
Shareowner servicing		33,500
Professional fees		27,004
Filing and registration fees		13,000
Other expenses		11,050
Printing and postage		8,200
Custodian fees		3,683
Total gross expenses		277,213
	Less custodian fees	(3,683)
Net expenses			273,530
	Net investment income		(141,613)

Net realized gain on investments
Proceeds from sales		2,410,845
Less cost of securities sold based on identified cost		2,106,613
	Realized net gain		304,232

Unrealized gain on investments
End of period		9,366,510
Beginning of period		4,393,454
	Increase in unrealized gain for the period		4,973,056
	Net realized and unrealized gain on investments		5,277,288

Net increase in net assets resulting from operations			$5,135,675
(The accompanying notes are an integral part of these financial statements)

16

G R O W T H	STATEMENT OF CHANGES IN NET ASSETS
			GRAPHIC OMITTED
	Year Ended	Year ended
INCREASE IN NET ASSETS	May 31, 2000	May 31,1999
From operations
Net investment income (loss)	($141,613)	($71,969)
Net realized gain on investments	304,232	(80,750)
Net increase in unrealized appreciation	4,973,056	2,555,424
Net increase in net assets	5,135,675	2,402,705
Dividends to shareowners from:
Net investment income	0	0
Capital gains distributions	(278,425)	0
	(278,425)	0
Fund Share Transactions
Proceeds from sales of shares	10,588,245	3,474,952
Value of shares issued in reinvestment of dividends	278,415	0
	10,866,660	3,474,952
Cost of shares redeemed	(4,051,573)	(4,236,089)
Net increase in net assets from share transactions	6,815,087	(761,137)

Total increase in net assets	11,672,337	1,641,568

Net Assets
Beginning of year	11,721,280	10,079,712
End of year	$23,393,617	$11,721,280

Shares of the Fund Sold and Redeemed
Number of shares sold	745,563	410,770
Number of shares issued in reinvestment of dividends	16,272	0
	761,835	410,770
Number of shares redeemed	(320,902)	(527,296)

Net increase (decrease) in Number of Shares Outstanding	440,933	(116,526)
(The accompanying notes are an integral part of these financial statements)

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Organization
Amana Mutual Funds Trust (the "Trust") was established under Indiana Law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994.

NOTE 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Securities traded on a national exchange and NASDAQ's National Market are valued at the price carried by the composite tape of all national exchanges at 4 p.m. New York time or, in the absence of any sale on that date, the 4 p.m. bid price. Securities traded in the over-the-counter market are valued at the closing bid price.

The cost of securities is the same for accounting and Federal income tax purposes. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets.

Federal income taxes:
The Funds have elected to be taxed as regulated investment companies under the Internal Revenue Code and distribute substantially all of their taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on December 28, 1989, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to .95% of its average daily net assets. For the year ended May 31, 2000, Income Fund and Growth Fund paid advisory fee expenses of $212,866 and $180,776, respectively.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $41,000 and $33,500 for the Income and Growth Fund, respectively, for the year ended May 31, 2000.

The Trust acts as distributor of its own shares, except in those states where Investors National Corporation (a subsidiary of Saturna Capital) is registered as a broker-dealer and is willing to act as distributor without compensation. Investors National Corporation is the primary stockbrokerage used to effect portfolio transactions for the Trust, and was paid $14,442 in commissions at discount rates during the year ended May 31, 2000.

The Fiqh Council of North America is the religious consultant to Saturna regarding Islamic principles. The Islamic Society of North America provides Saturna with advice regarding the provision of Amana's services to its members. From its advisory fee, Saturna pays each of these consultants a fee equal to .10% of the average daily net assets of each Fund. This fee

18

18	TRUSTEES AND OFFICERS

amounted to $39,269 for the period January 2000 to May 2000. North American Islamic Trust, prior religious consultant for Saturna, earned $43,726 for the time period from June 1999 to December 1999.

All trustees serve without compensation. The Trustees, officers and their immediate families, and NAIT as a group owned 5.34% of the Income Fund's and 3.57% of the Growth Fund's outstanding shares on May 31, 2000.

NOTE 4 - Dividends
Income Fund dividends from net investment income were $.113 per share paid December 31, 1999, and $1.773 per share paid May 31, 2000. Income Fund distributions from net realized long-term capital gains were $.634 per share paid December 31, 1999. Growth Fund distributions from net realized long-term capital gains were $.22 per share, paid December 31, 1999.

During the year, the Income Fund received a distribution from BCE, Inc. of shares of Nortel Networks. This distribution reflecting the market value of Nortel Networks in the amount of $1,806,857 is taxable as an ordinary dividend and is included in dividend income in the Fund's statement of operations.

NOTE 5 - Investments
At May 31, 2000, for Income Fund the net unrealized appreciation of investments of $6,755,730 comprised gross unrealized gains of $7,441,648 and gross unrealized losses of $685,918. During the year ended May 31, 2000, the Income Fund purchased $7,213,700 of securities and sold $2,410,845 of securities.

At May 31, 2000, for Growth Fund the net unrealized appreciation of investments of $9,366,510 comprised gross unrealized gains of $10,443,782 and gross unrealized losses of $1,077,272. During the period ended May 31, 2000, the Fund purchased $7,213,700 of securities and sold $2,410,845 of securities.

NOTE 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $2,481 and $3,683 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2000.

Jamal M. Barzinji, PhD

Chairman, Mar--Jac Poultry, Inc.
Director, Safa Trust, Inc.

Nicholas Kaiser, MBA

President, Saturna Capital Corporation

M. Yaqub Mirza, Ph.D.

President, Sterling Management Group, Inc.
Director, Lynux Works
Chairman, Jugos Concentrados SA

Bassam Osman, MD

Neurologist

Iqbal Unus, PhD

Director, The International Islamic Forum for Science, Technology & Human Resources Development

Clifford J. Alexander

Kirkpatrick & Lockhart LLP

T. K. Anderson, MBA, CMA

Saturna Capital Corporation

Brian D. Ingram

Saturna Capital Corporation

S. M. Parker, MA

Saturna Capital Corporation

(Lead) Independent Trustee President, Trustee Chairman, Independent Trustee Independent Trustee Independent Trustee Assistant Secretary Treasurer Secretary Assistant Secretary

STATEMENT OF CHANGES IN NET ASSETS

19

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations by direction of the Board of Trustees.

GRAPHIC OMITTED

Investment Advisor and Administrator	Saturna Capital Corporation	AMANA MUTUAL FUNDS TRUST
Religious Consultant	Fiqh Council of North America
Member Services Consultant	Islamic Society of North America
Custodian	National City Bank of Indiana
Auditors	Tait, Weller & Baker, Philadelphia
Legal Counsel	Kirkpatrick & Lockhart LLP, Washington
This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.	GROWTH • INCOME
1300 N. State Street Bellingham, WA 98225-4730 1-800/SATURNA (1-800/728-8762) Daily prices at 1-888/72-AMANA www.saturna.com/amana	ANNUAL REPORT May 31, 2000